**EL CONTRATO DE APERTURA DE CRÉDITO EN CUENTA CORRIENTE** QUE CELEBRAN POR UNA PARTE **BANCO DEL BAJÍO, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE,** COMO ACREDITANTE, A QUIEN EN LO SUCESIVO Y PARA EFECTOS DEL PRESENTE CONTRATO SE DENOMINARÁ **"EL BANCO"**, REPRESENTADO EN ESTE ACTO POR SU APODERADO LEGAL, EL SEÑOR **JULIO CESAR MOLINA VILLA**; Y POR LA OTRA, LA EMPRESA DENOMINADA **AVÍCOLA PILGRIM'S PRIDE DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, A TRAVÉS DE SU APODERADO LEGAL, EL SEÑOR **HÉCTOR RENÉ DURÁN MANTILLA**, COMO ACREDITADA, A QUIEN EN LO SUCESIVO Y PARA EFECTOS DEL PRESENTE CONTRATO SE DENOMINARÁ **"LA ACREDITADA"**; DE UNA TERCERA PARTE COMPARECE LA EMPRESA DENOMINADA **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, A TRAVÉS DE SU APODERADO LEGAL, EL SEÑOR **HÉCTOR RENÉ DURÁN MANTILLA**, LA EMPRESA DENOMINADA **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, A TRAVÉS DE SU APODERADO LEGAL, EL SEÑOR **HÉCTOR RENÉ DURÁN MANTILLA**, Y LA EMPRESA DENOMINADA **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, A TRAVÉS DE SU APODERADO LEGAL, EL SEÑOR **HÉCTOR RENÉ DURÁN MANTILLA**, A QUIENES EN LO SUCESIVO Y PARA EFECTOS DEL PRESENTE CONTRATO SE LES DENOMINARÁ LAS **"GARANTES"**; CONTRATO EL CUAL SUJETAN AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:---------

------------------------**DECLARACIONES:**----------------------

**I.-** El apoderado legal de **"EL BANCO"** declara, bajo protesta de decir verdad, que: ---------------------------------

a) Su representada es una sociedad anónima legalmente constituida con autorización para realizar funciones de Banca y Crédito, cuyos datos relativos a la constitución, objeto e inscripción en el Registro Público de la Propiedad y del Comercio se mencionan en el apartado de personalidad de este Contrato. ---------------------------------

b) Las facultades con las que actúa no le han sido revocadas ni restringidas, por lo que comparece en pleno ejercicio de las mismas, según se desprende del documento público que se detalla en el apartado de personalidad de este Contrato. ------------------------------------------------------

**REVOLVING LINE OF CREDIT AGREEMENT** ENTERED INTO BY AND BETWEEN **BANCO DEL BAJÍO, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE**, AS LENDER, HEREINAFTER AND FOR THE PURPOSES HEREOF "**THE BANK,**" REPRESENTED HEREIN BY ITS LEGAL REPRESENTATIVE, MR. **JULIO CÉSAR MOLINA VILLA**, AND, AS BORROWER, THE COMPANY **AVÍCOLA PILGRIM'S PRIDE DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, HEREINAFTER AND FOR THE PURPOSES HEREOF "**THE BORROWER,**" THROUGH ITS LEGAL REPRESENTATIVE, MR. **HÉCTOR RENÉ DURÁN MANTILLA**; APPEARING HEREIN AS THIRD PARTY THE COMPANY **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, THROUGH ITS LEGAL REPRESENTATIVE, MR. **HÉCTOR RENÉ DURÁN MANTILLA**, THE COMPANY **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, THROUGH ITS LEGAL REPRESENTATIVE, MR. **HÉCTOR RENÉ DURÁN MANTILLA**, AND THE COMPANY **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, THROUGH ITS LEGAL REPRESENTATIVE, MR. **HÉCTOR RENÉ DURÁN MANTILLA**, HEREINAFTER AND FOR THE PURPOSES HEREOF THE "**GUARANTORS,**" SUBJECT TO THE FOLLOWING RECITALS AND CLAUSES: ---------------------------------------

------------------------------**RECITALS:**----------------------------

**I.-** The legal representative of **THE BANK** declares under affirmation that: ------------------------------------------------------

a) Is a corporation legally organized and authorized to perform banking and credit functions, the details of the incorporation, purpose, and registration in the Public Register of Property and Commerce of which are listed in the personality section hereof.-------------------------------------

b) The authority under which he is acting herein has been neither revoked nor limited, and therefore he does so in full exercise of the same, as evidenced by the public document listed in the personality section hereof.--------------------------

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| c) Su representada le ha informado a **"LA ACREDITADA"** y las **"GARANTES"** que su aviso de privacidad de datos personales se encuentra disponible en el sitio web **www.bb.com.mx** y que se entenderá que **"LA ACREDITADA"** y las **"GARANTES"** consienten tácitamente el tratamiento de sus datos mientras no manifiesten su oposición.---------------------------------------- | c) Has informed **THE BORROWER** and the **GUARANTORS** that its personal data privacy notice is available at the website **www.bb.com.mx** and that in the absence of any objection therefrom, **THE BORROWER** and the **GUARANTORS** will be understood to have tacitly agreed to the processing of their data. -------------------------- |
| **II.-** El representante legal de "**LA ACREDITADA**" declara, bajo protesta de decir verdad, que: --------------------------- | **II.-** The legal representative of **THE BORROWER** declares under affirmation that:--------------------------------------------- |
| a) Su representada es una persona moral, debidamente constituida de acuerdo con las leyes del país, cuyos datos relativos a la constitución, objeto e inscripción en el Registro Público de la Propiedad y del Comercio, se mencionan en el apartado de personalidad de este Contrato. ------------- | a) His principal is a legal entity, duly organized under the laws of Mexico, the details of the incorporation, purpose, and registration in the Public Register of Property and Commerce of which are listed in the personality section hereof. ---------------------------------------------------------------- |
| b) Tiene las facultades necesarias para celebrar el presente Contrato, mismas que no le han sido revocadas, ni restringidas, por lo que comparece en pleno ejercicio de las facultades delegadas, según consta en el documento que se detalla en el apartado de personalidad de este Contrato. | b) That he has sufficient authority to enter into this Agreement, which authority has been neither revoked nor limited, and therefore he does so in full exercise of the powers granted [thereto], as shown in the document listed in the personality section hereof.------------------------------------ |
| c) A esta fecha su representada se encuentra al corriente en el pago de sus obligaciones fiscales, no tiene instauradas en su contra demandas civiles, penales, mercantiles, ni de cualquier otra índole o situación alguna que pueda afectar la exigibilidad del presente Contrato.-------------------------- | c) That his principal is up to date in the payment of its tax obligations, has no civil, criminal, commercial or any other kind of suit pending against it, nor is it involved in any matter that might affect the enforceability of this Agreement. -------- |
| d) Su representada ha solicitado a **"EL BANCO"** una Apertura de Crédito en Cuenta Corriente hasta por la cantidad de **$1,500´000,000.00 (MIL QUINIENTOS MILLONES DE PESOS 00/100 MONEDA NACIONAL),** para que sea destinado a los fines que se mencionan en el presente Contrato, mismo que en su caso, podrá contar con garantías de Sociedades Nacionales de Crédito y/o Fideicomisos Públicos constituidos para el fomento económico que realicen actividades financieras, estos últimos individual o conjuntamente en lo sucesivo, **"LA FUENTE DE FINANCIAMIENTO"**. --------------------------- | d) His principal has applied to **THE BANK** for a Revolving Line of Credit up to the amount of **MXN 1,500,000,000.00 (ONE BILLION FIVE HUNDRED MILLION MEXICAN PESOS AND ZERO MEXICAN CENTS)**, to be used for the purposes listed herein, which amount may, if applicable, be secured by *Sociedades Nacionales de Crédito* (government-controlled development banks) and/or Public Trusts established for the purpose of promoting economic development that perform financial activities (referred to individually and jointly hereinafter as "**THE FUNDING SOURCE**"). ---------------------------------------------------- |
| e) Los Estados Financieros de **"LA ACREDITADA"** que se proporcionaron a **"EL BANCO"** para la elaboración del estudio de crédito respectivo y con base en los cuales se autorizó la celebración del presente Contrato, mismos que se encuentran debidamente firmados por su representante legal, reflejan razonablemente la condición financiera de **"LA ACREDITADA"** y los resultados de sus operaciones a dichas fechas. Asimismo, declara que partir de la fecha de emisión de dichos Estados Financieros, no ha ocurrido cambio adverso alguno que sea de importancia en su | e) The Financial Statements of **THE BORROWER** provided to **THE BANK** for the preparation of the respective credit analysis and based on which authorization was granted for the execution of this Agreement, and which have been duly signed by its legal representative, reasonably reflect the financial position of **THE BORROWER** and the profit (loss) from its operations at the dates stated. He further declares that since said Financial Statements were issued, there has been no significant adverse change in its financial position, |

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condición financiera, ni en sus operaciones y no existe razón por la cual se pudiera considerar que se encuentra en un estado de insolvencia del que pudiera derivar su concurso mercantil. -----------------------------------------------

**III.-** El representante legal de la empresa denominada **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, en su carácter de **"GARANTE"** declara, bajo protesta de decir verdad, que:-----------------

a) Su representada es una persona moral, debidamente constituida de acuerdo con las leyes del país, cuyos datos relativos a la constitución, objeto e inscripción en el Registro Público de la Propiedad y del Comercio, se mencionan en el apartado de personalidad de este Contrato. -------------

b) Tiene las facultades necesarias para celebrar el presente Contrato, mismas que no le han sido revocadas, ni restringidas, por lo que comparece en pleno ejercicio de las facultades delegadas, según consta en el documento que se detalla en el apartado de personalidad de este Contrato.

c) Su representada tiene interés en el otorgamiento del crédito a favor de **"LA ACREDITADA",** razón por la cual comparece a este acto, toda vez que tiene intereses en común con **"LA ACREDITADA",** por lo que en virtud de ello y para obtener el crédito materia del presente Contrato, está dispuesta a garantizar, en forma solidaria e ilimitadamente, el cumplimiento exacto y oportuno de todas y cada una de las obligaciones de **"LA ACREDITADA"** conforme a este Contrato.-----------------------------------------------------------

**IV.-** El representante legal de la empresa denominada **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, en su carácter de **"GARANTE"** declara, bajo protesta de decir verdad, que:

a) Su representada es una persona moral, debidamente constituida de acuerdo con las leyes del país, cuyos datos relativos a la constitución, objeto e inscripción en el Registro Público de la Propiedad y del Comercio, se mencionan en el apartado de personalidad de este Contrato. -------------

b) Tiene las facultades necesarias para celebrar el presente Contrato, mismas que no le han sido revocadas, ni restringidas, por lo que comparece en pleno ejercicio de las facultades delegadas, según consta en el documento que se detalla en el apartado de personalidad de este Contrato.

c) Su representada tiene interés en el otorgamiento del crédito a favor de **"LA ACREDITADA",** razón por la cual comparece a este acto, toda vez que tiene intereses en or in its operations, and there is no reason to consider it to be in a state of insolvency that could result in commercial bankruptcy. -----------------------------------------------------------

**III.-** The legal representative of the company **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, in its capacity as **GUARANTOR,** hereby declares under affirmation that:-------------------------

a) His principal is a legal entity, duly organized under the laws of Mexico, the details of the incorporation, purpose, and registration in the Public Register of Property and Commerce of which are listed in the personality section hereof. ---------------------------------------------------------------

b) That he has sufficient authority to enter into this Agreement, which authority has been neither revoked nor limited, and therefore he does so in full exercise of the powers granted [thereto], as shown in the document listed in the personality section hereof.------------------------------------

c) His principal is interested in the granting of the line of credit to **THE BORROWER**, reason for which he is here today, its having interests in common therewith; therefore, and to obtain the line of credit granted hereunder, his principal is willing to guarantee, jointly, severally, and without limitation, proper and timely performance of each and every one of the obligations of **THE BORROWER** hereunder. -----------------------------------------------------------

**IV.-** The legal representative of the company **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, in its capacity as **GUARANTOR,** hereby declares under affirmation that:-------------------------

a) His principal is a legal entity, duly organized under the laws of Mexico, the details of the incorporation, purpose, and registration in the Public Register of Property and Commerce of which are listed in the personality section hereof. ---------------------------------------------------------------

b) That he has sufficient authority to enter into this Agreement, which authority has been neither revoked nor limited, and therefore he does so in full exercise of the powers delegated [thereto], as shown in the document listed in the personality section hereof.---------------------------------

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común con **"LA ACREDITADA",** por lo que en virtud de ello y para obtener el crédito materia del presente Contrato, está dispuesta a garantizar, en forma solidaria e ilimitadamente, el cumplimiento exacto y oportuno de todas y cada una de las obligaciones de **"LA ACREDITADA"** conforme a este Contrato.-----------------------------------------------------------

**V.-** El representante legal de la empresa denominada **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** en su carácter de **"GARANTE"** declara, bajo protesta de decir verdad, que: ---------------------------------

a) Su representada es una persona moral, debidamente constituida de acuerdo con las leyes del país, cuyos datos relativos a la constitución, objeto e inscripción en el Registro Público de la Propiedad y del Comercio, se mencionan en el apartado de personalidad de este Contrato. -------------

b) Tiene las facultades necesarias para celebrar el presente Contrato, mismas que no le han sido revocadas, ni restringidas, por lo que comparece en pleno ejercicio de las facultades delegadas, según consta en el documento que se detalla en el apartado de personalidad de este Contrato.

c) Su representada tiene interés en el otorgamiento del crédito a favor de **"LA ACREDITADA",** razón por la cual comparece a este acto, toda vez que tiene intereses en común con **"LA ACREDITADA",** por lo que en virtud de ello y para obtener el crédito materia del presente Contrato, está dispuesta a garantizar, en forma solidaria e ilimitadamente, el cumplimiento exacto y oportuno de todas y cada una de las obligaciones de **"LA ACREDITADA"** conforme a este Contrato.-----------------------------------------------------------

Expuesto lo anterior, los comparecientes otorgan el presente Contrato de acuerdo a las siguientes: ------------

**--------------------------CLÁUSULAS:---------------------------**

**PRIMERA.- <u>APERTURA DE CRÉDITO</u>. "EL BANCO"** establece en favor de **"LA ACREDITADA"** una Apertura de Crédito en Cuenta Corriente hasta por la cantidad de **$1,500´000,000.00 (MIL QUINIENTOS MILLONES DE PESOS 00/100 MONEDA NACIONAL)** de acuerdo a la disponibilidad de recursos de **"EL BANCO"**. ---------------

Dentro del límite del crédito concedido no quedan comprendidos los intereses, comisiones y los gastos que se causen en virtud de este Contrato y que deba cubrir **"LA ACREDITADA"**. ---------------------------------------------------

**SEGUNDA.- <u>DESTINO.</u> "LA ACREDITADA"** se obliga a destinar el importe del presente crédito para apoyo a su

c) His principal is interested in the granting of the line of credit to **THE BORROWER**, reason for which he is here today, its having interests in common therewith; therefore, and to obtain the line of credit granted hereunder, his principal is willing to guarantee, jointly, severally, and without limitation, proper and timely performance of each and every one of the obligations of **THE BORROWER** hereunder. -------------------------------------------------------------

**V.-** The legal representative of the company **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** in his capacity as **GUARANTOR,** hereby declares under affirmation that: ---------------------------------

a) His principal is a legal entity, duly organized under the laws of Mexico, the details of the incorporation, purpose, and registration in the Public Register of Property and Commerce of which are listed in the personality section hereof. ---------------------------------------------------------------

b) That he has sufficient authority to enter into this Agreement, which authority has been neither revoked nor limited, and therefore he does so in full exercise of the powers delegated [thereto], as shown in the document listed in the personality section hereof.---------------------------------

c) His principal is interested in the granting of the line of credit to **THE BORROWER**, reason for which he is here today, its having interests in common therewith; therefore, and to obtain the line of credit granted hereunder, his principal is willing to guarantee, jointly, severally, and without limitation, proper and timely performance of each and every one of the obligations of **THE BORROWER** hereunder. -------------------------------------------------------------

Now therefore, the parties herein execute this Agreement pursuant to the following: -----------------------------------------

**------------------------------ CLAUSES: ----------------------------**

**ONE.- <u>LINE OF CREDIT.</u> THE BANK** hereby extends to **THE BORROWER** a Revolving Line of Credit up to the amount of **MXN 1,500,000,000.00 (ONE BILLION FIVE HUNDRED MILLION MEXICAN PESOS AND ZERO MEXICAN CENTS)** dependent upon the availability of funds of **THE BANK.** ---------------------------------------------------

The credit limit granted does not include interest, fees, and other costs incurred hereunder, which are to be covered by **THE BORROWER.**------------------------------------------------

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| capital de trabajo y/o para cubrir necesidades extraordinarias de tesorería.------------------------------------- | **TWO.- <u>USE</u>. THE BORROWER** agrees to use the credit to bolster its working capital and/or meet any extraordinary liquidity requirements.------------------------------------------------ |
| **TERCERA**.- <u>**PLAZO.**</u> La duración de este Contrato será por **5 cinco años,** siendo revisable en forma **anual** por **"EL BANCO"** previo estudio de crédito, por parte de sus órganos resolutores facultados. No obstante lo anterior, **"EL BANCO"** podrá dar por terminado el presente Contrato mediante aviso por escrito a **"LA ACREDITADA"** cuando menos con **120 ciento veinte** días naturales de anticipación. En tal caso, las disposiciones realizadas con anterioridad se pagarán en los términos y plazos originalmente convenidos, a menos que exista una causa de vencimiento anticipado en términos de la cláusula Décima Tercera del presente instrumento. ------------------ | **THREE**.- <u>**TERM.**</u> This Agreement is for a term of **5 (five) years**, reviewable **annually** by **THE BANK** subject to a credit analysis carried out by its authorized decision-making bodies. Notwithstanding the aforementioned, **THE BANK** may terminate this Agreement upon at least **120 (one hundred and twenty)** calendar days' written notice to **THE BORROWER.** In such event, all drawdowns made up to that moment are to be repaid pursuant to the terms and maturity periods originally agreed, unless there are any grounds for accelerated maturity pursuant to Clause Thirteen hereof. --- |
| **CUARTA.- <u>DISPOSICIÓN DEL CRÉDITO.</u> "LA ACREDITADA"** podrá disponer del importe del crédito concedido en una o varias disposiciones a plazos máximos de **6 seis meses**, mediante el libramiento de cheques y/o transferencias electrónicas de fondos a través del servicio Bajionet que tiene contratado con **"EL BANCO"**, con cargo a una Cuenta de Depósito Bancario de Dinero a la Vista que se abre en **"EL BANCO"** específicamente como liga al presente Contrato bajo el número **233304910301 (dos, tres, tres, tres, cero, cuatro, nueve, uno, cero, tres, cero, uno)** denominada **"Cuenta Específica"**. **"LA ACREDITADA"** podrá solicitar por escrito a **"EL BANCO"** que la operación del presente crédito se realice en una cuenta distinta a la señalada, lo anterior quedará sujeto a autorización de **"EL BANCO"** si no existe ningún inconveniente de carácter operativo, en cuyo caso, los pagos de las disposiciones que se realicen de conformidad a la presente, se llevarán a cabo a través de la misma.--- | **FOUR.- <u>DRAWDOWNS.</u> THE BORROWER** may avail itself of the line of credit granted by making one or more drawdowns with maturities of **6 (six) months**, either by check and/or via the Bajionet wire transfer service it has contracted from **THE BANK**, charged to On-Demand Deposit Account number **233304910301 (two, three, three, three, zero, four, nine, one, zero, three, zero, one)**, referred to as the "**Specific Account,"** opened at **THE BANK** specifically for the purposes of this Agreement. **THE BORROWER** may request in writing that **THE BANK** use a different account to that specified for the administration of this line of credit, which will require the previous authorization from **THE BANK** and be dependent upon it not causing any operational issues, in which case all drawdowns made hereunder will be paid through that account. ----------- |
| Sin perjuicio de lo dispuesto en la Cláusula de Restricción y Denuncia del presente Contrato, **"EL BANCO"** se reserva el derecho de restringir a **"LA ACREDITADA"** los medios disposición pactados en el párrafo anterior, mediante simple comunicación por escrito, en cuyo caso, las disposiciones al amparo del presente crédito se podrán documentar a través de pagarés, en los cuáles se hará constar el plazo de disposición y la tasa de interés aplicable a la misma, en cuyo caso no será aplicable lo previsto en los apartados B y C de la Cláusula de Comisiones, Gastos e Intereses. Los referidos pagarés serán de tipo causal y, en consecuencia, no constituirán novación, modificación o extinción de las obligaciones que **"LA ACREDITADA"** ha contraído en favor | Notwithstanding the provisions of the Limitation and Unilateral Termination Clause hereof, **THE BANK** reserves the right, upon simple written notice, to restrict the drawdown methods available to **THE BORROWER** as agreed in the previous paragraph, in which event it will be possible to draw on the line of credit granted hereunder by documenting the same on promissory notes stating the term of such drawdown and the interest rate applicable thereto, in which case the provisions of sections B and C of the Fees, Costs, |

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| de **"EL BANCO"**. El plazo de disposición de los pagarés no podrá exceder del plazo señalado en el párrafo precedente, ni la vigencia del presente Contrato. En caso de que las disposiciones se realicen mediante pagarés, no será necesario que las **"GARANTES"** los firmen por aval, por lo que reconocen desde ahora todas y cada una de las disposiciones que se documenten en dichos pagarés, garantizando solidariamente el pago de todas y cada una de las obligaciones que se deriven de las mismas.------------- | and Interest Clause shall not apply. The aforementioned promissory notes are causal in nature (i.e., agreement-specific) and, therefore, do not constitute any novation, modification or extinguishment of the obligations of **THE BORROWER** to **THE BANK.** The maturity of the promissory notes must not exceed that specified in the previous paragraph or the term of this Agreement. In the event that drawdowns are made through promissory notes, the **GUARANTORS** will not be required to endorse these and, therefore, acknowledge each and every one of the drawdowns hereafter made using such promissory notes, and jointly and severally guarantee payment of each and every obligation arising therefrom.--------------------------------- |
| En virtud de que el presente Contrato se pacta en cuenta corriente, durante la vigencia del mismo **"LA ACREDITADA"** podrá volver a disponer de las cantidades del crédito dispuesto que hubiere pagado a **"EL BANCO"** anticipadamente o en la fecha de vencimiento de cada disposición, siempre y cuando no exista algún adeudo vencido derivado del mismo y sin que el monto total y plazo de las disposiciones del crédito, puedan en ningún momento exceder el importe del crédito concedido.-------------------- | As this Agreement involves a revolving line of credit, throughout its term **THE BORROWER** may reborrow any amounts drawn on the same and repaid to **THE BANK** prior to, or on the maturity date of each drawdown, provided there are no outstanding sums owing thereon and that the total sum and maturity of the drawdowns on the line of credit do not, at any time, exceed the total or maturity of the line of credit granted. --------------------------------------------------------- |
| Independientemente de los requisitos a que se refieren los párrafos anteriores, será indispensable para la disposición del crédito que el presente instrumento se haya ratificado ante Fedatario Público. ------------------------------------------ | Notwithstanding the requirements referred to above, it is essential for this instrument to be ratified before a Certifying Public Official before the line of credit can be drawn on.----- |
| **QUINTA**.- <u>**AMORTIZACIÓN DEL CRÉDITO**</u>. **"LA ACREDITADA"** se obliga a pagar a **"EL BANCO"** el saldo total de las disposiciones de capital que hubiere hecho al amparo del presente Contrato, dentro de los **6 seis meses** siguientes a la fecha de la disposición de que se trate. Sin perjuicio del derecho de **"EL BANCO"** para dar por vencido anticipadamente el presente crédito y/o restringir la disposición del mismo, en caso de que a la fecha del vencimiento de cualquier amortización de capital y/o intereses **"LA ACREDITADA"** no realice el pago respectivo y no tuviera saldo en la cuenta señalada en la Cláusula Séptima, si existieran saldos no dispuestos al amparo del presente crédito, **"LA ACREDITADA"** autoriza a **"EL BANCO"** para aplicar los saldos no dispuestos, al pago de los saldos vencidos y no pagados, en el orden de prelación que corresponda.-------------------------------------------------- | **FIVE**.- <u>**REPAYMENT OF THE CREDIT**</u>. **THE BORROWER** agrees to pay **THE BANK** the full balance of the principal drawn hereunder no later than **6 (six) months** after such drawdown is made. Notwithstanding the right of **THE BANK** to accelerate the maturity of this line of credit and/or limit the ability to draw thereon, in the event **THE BORROWER** fails to make a required repayment of any principal and/or interest payment when due and does not have sufficient funds in the account specified in Clause Seven, if there is any undrawn portion of the line of credit granted hereunder, **THE BORROWER** authorizes **THE BANK** to use such undrawn balances to pay the overdue and unpaid balances, in the corresponding order of priority.---------------------------- |
| **"LA ACREDITADA"** acepta y está de acuerdo en que cualquier depósito que realice, en su caso, en la **"cuenta específica"**, será considerado como pago anticipado, liquidándose hasta dónde alcancen los saldos insolutos del crédito en la forma que determine **"EL BANCO"** de conformidad al orden de prelación que corresponda. ------ | **THE BORROWER** accepts and agrees that all deposits made, if any, into the **Specific Account** will be deemed advance payments and used to pay off, to the extent |

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**SEXTA.- COMISIONES, GASTOS E INTERESES. Por las disposiciones que realice, "LA ACREDITADA" se obliga a pagar a "EL BANCO" las siguientes comisiones e intereses:** -----------------------------------------------------------

**A.- COMISIONES Y GASTOS.** ---------------------------------

a) **Comisión por Apertura: "LA ACREDITADA" se obliga a pagar una comisión por este concepto del 0% cero por ciento sobre el monto total del crédito, pagadera al momento de la celebración del presente Contrato.** ---------------------------------------------------------

b) **Comisión por Renovación Anual: "LA ACREDITADA" se obliga a pagar una comisión anual por este concepto del 0% cero por ciento sobre el monto total del crédito, la cual será pagadera cada año en la fecha de aniversario de la firma del presente Contrato.-**

c) **Cualquier otra erogación que "EL BANCO" realice por nombre y cuenta de la "LA ACREDITADA" tales como, en forma enunciativa más no limitativa, impuestos, derechos registrales, penalizaciones establecidas por la fuente de fondeo, en su caso, honorarios, en su caso, comisiones por pago de coberturas de tasas de intereses con "EL BANCO", seguros; entre otros, facultando ésta a "EL BANCO" para que la o las mismas sean cargadas en la Cuenta de Depósito Bancario de Dinero a la Vista que le opere o llegue a operarle y, en el supuesto de que dicha cuenta no tuviere recursos suficientes para cubrir la o las cantidades aplicadas por "EL BANCO", "LA ACREDITADA" se obliga a reembolsarlas a "EL BANCO" en el momento en que se las requiera, más intereses moratorios a la tasa pactada para los recursos propios de "EL BANCO".**---------------------------------------

d) **Las partes acuerdan que "EL BANCO" no podrá efectuar cargos por conceptos distintos a los referidos en este Contrato, a menos que exista consentimiento previo y por escrito de "LA ACREDITADA".** -------------

**B.- INTERESES ORDINARIOS.**--------------------------------

**"LA ACREDITADA" se obliga a pagar a "EL BANCO" intereses ordinarios mensuales sobre el saldo insoluto a su cargo, resultado de las disposiciones efectuadas a cargo del crédito concedido, a razón de la tasa que resulte de adicionar a la Tasa de Referencia del período de cómputo de los intereses 1.50 UNO PUNTO CINCUENTA PUNTOS PORCENTUALES, siendo pagaderos los intereses por mensualidades vencidas,**

possible, any unrepaid balances drawn on the line of credit as determined by **THE BANK** in the corresponding order of priority.-----------------------------------------------------------------

**SIX.- FEES, COSTS, AND INTEREST. For drawdowns made, THE BORROWER undertakes to pay THE BANK the following fees and interest:**--------------------------------

**A.- FEES AND COSTS.** ------------------------------------------

a) **Commitment Fee: THE BORROWER agrees to pay a commitment fee equal to 0% (zero percent) of the total value of the line of credit, payable upon the execution hereof.**-----------------------------------------------------------------

b) **Annual Renewal Fee: THE BORROWER agrees to pay an annual renewal fee equal to 0% (zero percent) of the total value of the line of credit, payable each year on the anniversary of the signing hereof.** -----------------------

c) **THE BORROWER hereby authorizes THE BANK to charge all other amounts paid by THE BANK on behalf of and for the account of THE BORROWER, including, without limitation, taxes, registration fees, penalties established by the source of funding, if any, professional fees, if any, fees for covering THE BANK's own interest rates, insurance and so on to the On-Demand Deposit Account it holds or comes to hold with THE BANK and, in the event of there being insufficient funds in such account to cover the sum(s) disbursed by THE BANK, THE BORROWER agrees to reimburse THE BANK for the same as soon as it is required to do so thereby, and pay default interest at the rate agreed for THE BANK's own funds.** -----------------------------------------

d) **The parties agree that THE BANK cannot charge any amounts not specified herein without the prior written consent of THE BORROWER.** -----------------------------------

**B.- STANDARD INTEREST.**---------------------------------------

**THE BORROWER agrees to pay THE BANK monthly standard interest on any unpaid balances owed thereby in connection with the drawdowns made hereunder, at a rate equal to the Benchmark Rate for the interest calculation period plus 1.50 (ONE POINT FIVE ZERO PERCENTAGE POINTS), payable monthly in arrears on**

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| | |
|---|---|
| precisamente el último día de cada mes calendario a partir de la primera disposición.------------------------------ | the last day of each calendar month from the first drawdown.------------------------------------------------------------ |
| Para los efectos de este Contrato se entenderá por "Tasa de Referencia" la Tasa anual de Interés Interbancaria de Equilibrio (TIIE) a plazo de 28 veintiocho días, que publica periódicamente el Banco de México en el Diario Oficial de la Federación. La tasa de interés que se aplicará será la TIIE publicada el día de la operación de que se trate, la cual será revisable mensualmente en la fecha de vencimiento de los intereses. En caso de que la fecha de vencimiento ocurra en día inhábil o bien, no se dé a conocer la TIIE para la determinación de la tasa aplicable, se procederá a utilizar la TIIE vigente el día hábil inmediato siguiente.- | For the purposes of this Agreement, Benchmark Rate shall mean the 28-(twenty-eight) Day Interbank Equilibrium Interest Rate (TIIE) published periodically in the Official Federal Gazette by the Bank of Mexico. The interest rate applied will be the TIIE published on the day of the operation concerned, which can be revised monthly on the interest maturity date. In the event that the maturity date falls on a non-business day or no TIIE is published to enable the applicable rate to be determined, the TIIE published on the immediately following business day will be used. -------------------------- |
| La tasa de interés será modificable hacia el alza o hacia la baja conforme a las variaciones de la Tasa de Referencia y se ajustará automáticamente, comprometiéndose desde ahora "LA ACREDITADA" a pagar intereses conforme a la nueva tasa desde el momento en que se ajuste.------------------------------------- | The interest rate can be either raised or lowered based on changes in the Benchmark Rate and will be adjusted automatically, THE BORROWER hereby undertaking to pay interest at the new rate as soon as any such adjustment is made.------------------------------------------------ |
| Para el caso de que deje de existir la tasa de referencia a que se refiere el párrafo anterior, "EL BANCO" y "LA ACREDITADA" aceptan que podrá ser sustituida en el orden en que se menciona por las siguientes tasas:-- | In the event that the benchmark rate referred to in the previous paragraph ceases to exist, THE BANK and THE BORROWER agree to its being replaced, in the order they appear, by the following rates:--------------------------- |
| 1.- La tasa que se aplicará será aquella que por sus características el propio Banco de México dé a conocer en sustitución de la TIIE. --------------------------------------- | 1.- The rate applied shall be that which, based on its characteristics, the Bank of Mexico announces as the replacement for the TIIE.------------------------------------------ |
| 2.- La tasa anual de rendimiento equivalente a la de descuento de los Certificados de la Tesorería de la Federación (CETES) de cualquier plazo, traídos a curva de rendimiento de 28 veintiocho días en la colocación primaria, considerando para estos efectos el resultado de cada subasta semanal. -------------------------------------- | 2.- The annual rate of return equal to the discount rate of Federal Treasury Certificates (CETES) for any term, on a 28-(twenty-eight) day yield curve on the initial placement, considering for this purpose the result of each weekly auction.---------------------------------------------- |
| 3.- El Costo de Captación a Plazo de Pasivos (CCP) denominados en Moneda Nacional que el Banco de México estime representativo del conjunto de Instituciones de Banca Múltiple y que publique en el Diario Oficial de la Federación.------------------------------- | 3.- The cost of term deposits (CCP) of liabilities denominated in Mexican pesos that the Bank of Mexico deems representative of all full-service banking institutions and publishes in the Official Federal Gazette.------------------------------------------------------------------ |
| 4.- En todo caso, la tasa que sustituya a la originalmente pactada se le adicionarán <u>1.50 UNO PUNTO CINCUENTA PUNTOS PORCENTUALES</u> e igualmente será modificable hacia el alza o hacia la baja, conforme a las variaciones de la tasa sustitutiva y se ajustará automáticamente, comprometiéndose desde ahora "LA ACREDITADA" a pagar intereses | 4.- In any event, <u>1.50 (ONE POINT FIVE ZERO) PERCENTAGE POINTS</u> will be added to the rate that replaces that originally agreed, which likewise shall be raised or lowered based on changes in the replacement rate and adjusted automatically, THE BORROWER |

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| | |
|---|---|
| **conforme a la nueva tasa desde el momento en que se ajuste.----------------------------------------------------------------** | **hereby undertaking to pay interest at the new rate as soon as any such adjustment is made. ----------------------** |
| **Los intereses se calcularán dividiendo la tasa anual de interés aplicable a la operación entre 360 trescientos sesenta y multiplicando el resultado así obtenido por el número de días del período en que se devenguen los intereses. -----------------------------------------------------------** | **Interest shall be calculated by dividing the applicable annual interest rate by 360 (three hundred and sixty) and multiplying the result obtained by the number of days in the period in which the interest is accrued. ------** |
| **En caso de que el día en que deba hacerse cualquier pago conforme a lo establecido en esta Cláusula no fuere hábil, el pago correspondiente deberá hacerse el día hábil inmediato posterior, en el entendido de que, en todo caso, los intereses que devengue el crédito se computarán por el número de días realmente transcurridos. ------------------------------------------------------** | **In the event that the due date for any payment under this Clause falls on a non-business day, the payment in question shall be made on the next business day, it being understood that, in any event, all interest accrued on the line of credit will be calculated based on the actual number of days elapsed. --------------------------------** |
| **<u>C.-</u> <u>INTERESES MORATORIOS.</u> En el supuesto de que "LA ACREDITADA" incurriese en mora en el cumplimiento oportuno de sus obligaciones de pago contraídas en el presente Contrato, "LA ACREDITADA" se obliga a pagar a "EL BANCO" intereses moratorios sobre los saldos vencidos del crédito a la tasa que se obtenga de multiplicar la tasa ordinaria pactada en esta Cláusula por 2 dos desde la fecha en que ocurra el incumplimiento hasta su pago total. -----------------------** | **<u>C.-</u> <u>DEFAULT INTEREST.</u> In the event that THE BORROWER fails to make timely payment on any of its obligations hereunder, THE BORROWER agrees to pay THE BANK, from the date of default until such time as the corresponding payment has been made in full, default interest on the overdue balances on the line of credit at the rate obtained by multiplying the standard rate agreed upon in this Clause by 2 (two).-----------------** |
| **Dicha tasa moratoria se aplicará también sobre el importe de otras obligaciones patrimoniales a cargo de "LA ACREDITADA" que no sean por capital o intereses si no fueren cumplidas en los términos pactados en este Contrato. ------------------------------------------------------** | **The aforementioned default rate will also be applied to the value of other non-principal/non-interest obligations assumed by THE BORROWER in relation to tangible or intangible property, if not met pursuant to the terms agreed herein. ------------------------------------------------------** |
| **Lo anterior es sin perjuicio de que "EL BANCO" pueda dar por vencido anticipadamente el adeudo en los términos de este Contrato. ------------------------------------** | **Notwithstanding the above, THE BANK may call in the debt before maturity pursuant to the terms hereof.-------** |
| **SÉPTIMA.-** **<u>LUGAR Y FORMA DE PAGO DEL CRÉDITO</u>**. Todas las cantidades que **"LA ACREDITADA"** deba pagar por concepto de capital, comisiones, penas convencionales e intereses, serán pagaderas en el domicilio de **"EL BANCO"**, señalado en la Cláusula de Domicilios de este Contrato o en el domicilio que éste determine con posterioridad, en días y horas hábiles bancarios sin necesidad de requerimiento o cobro previos, a más tardar a las 17:00 diecisiete horas del centro de México del día en que deba realizarse el pago, de lo contrario dicho pago se aplicará el día hábil bancario inmediato siguiente.---------- | **SEVEN.-** **<u>PLACE AND METHOD OF PAYMENTS ON THE LINE OF CREDIT</u>**. All amounts payable by **THE BORROWER** as principal, fees, liquidated damages, and interest shall be paid at the address of **THE BANK** listed in the Addresses clause hereof or at the address subsequently stipulated by the latter, during normal banking hours on normal banking days with no prior request or collection [notice] being required, by 5:00 (five) p.m. Central Mexican Time on the day payment is due, otherwise the payment will be credited the next bank-business day. ------------------------ |
| En este acto **"LA ACREDITADA"** faculta a **"EL BANCO"** para cargar en su Cuenta de Depósito Bancario de Dinero a la Vista número **233304910301 (dos, tres, tres, tres,** | |

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**cero, cuatro, nueve, uno, cero, tres, cero, uno)**, que tiene abierta con **"EL BANCO",** los adeudos de capital, comisiones, intereses y demás gastos derivados de este Contrato. Lo anterior sin perjuicio de que en este acto **"LA ACREDITADA"** y, en su caso, las **"GARANTES"**, autorizan a **"EL BANCO"** a cargar en cualquier Cuenta de Depósito Bancario de Dinero y/o Inversión que tenga(n) abierta con **"EL BANCO",** los saldos a su cargo derivados del presente Contrato, en caso de que no se realice el pago a su vencimiento o no tuviera el saldo en la cuenta de Depósito Bancario de Dinero a la Vista señalada.----------------------

Los cargos que se lleven a cabo de conformidad a lo dispuesto en esta Cláusula se podrán realizar sin necesidad de requerimiento o aviso previo a **"LA ACREDITADA"** y, en su caso, las **"GARANTES"**, a partir de la fecha en que sea exigible el pago respectivo, por el monto de los saldos vencidos y no pagados (incluyendo las cantidades vencidas anticipadamente), y subsistirá mientras existan saldos insolutos hasta su pago total. ----------------------------------

Lo anterior sin perjuicio de que, en caso de que los pagos del presente crédito procedan de cheques y/u órdenes de transferencias de fondos a cargo de otras Instituciones Financieras nacionales, se apliquen de la siguiente manera: (i) tratándose de cheques depositados antes de las 16:00 dieciséis horas, se acreditarán a más tardar el día hábil siguiente de su depósito; y después de dicho horario, a más tardar el segundo día hábil siguiente, siempre que existan fondos suficientes en la cuenta de la Institución librada; (ii) tratándose de transferencias a través del Sistema de Pagos Electrónicos Interbancarios (SPEI) se aplicarán el mismo día si se reciben dentro de horas y días hábiles a más tardar a las 17:00 diecisiete horas del centro de México del día en que deba realizarse el pago y en caso contrario, se aplicarán al día hábil bancario siguiente; y (iii) si se trata de transferencias a través de otros sistemas, a más tardar al día hábil bancario siguiente. -------------------------------------

**OCTAVA.- <u>PRELACIÓN EN LA APLICACIÓN DE PAGOS</u>.** Los pagos que efectúe **"LA ACREDITADA"**, los aplicará **"EL BANCO"** hasta donde alcancen, en el orden siguiente:

1. Gastos y costas judiciales.-----------------------------------
2. Comisiones no cubiertas. ------------------------------------
3. Impuestos y derechos.----------------------------------------
4. Intereses moratorios.------------------------------------------
5. Intereses ordinarios.-------------------------------------------
6. Capital vencido.-----------------------------------------------

**THE BORROWER** hereby authorizes **THE BANK** to charge all principal debts, fees, interest, and other costs hereunder to On-Demand Deposit Account number **233304910301 (two, three, three, three, zero, four, nine, one, zero, three, zero, one)** currently held thereby at **THE BANK**. The foregoing notwithstanding, **THE BORROWER** and, where applicable, the **GUARANTORS**, hereby authorize **THE BANK** to charge any balances owed thereby hereunder to any Deposit and/or Investment Account they hold at **THE BANK,** in the event of failure to make payment when due or there being insufficient funds in the specified On-Demand Deposit Account. ----------------------------------------------------

Debits made pursuant to the provisions of this Clause can be deducted with no prior request or notice to **THE BORROWER** and, where applicable, the **GUARANTORS** being required, from the date on which the corresponding payment becomes due and payable, and in an amount equal to the overdue and unpaid balances (including amounts called in prior to maturity), for as long as any unpaid balances remain until such time as these have been paid in full. ---------------------------------------------------------------------

Nevertheless, in the event of payments on the line of credit being made by check and/or wire transfers through other domestic financial institutions, these shall be applied as follows: (i) in the case of checks deposited before 4:00 (four) p.m., these will be credited no later than the following business day; if deposited after that time, they will be credited no later than two business days after the deposit, provided there are sufficient funds in the account of the issuing institution; (ii) in the case of SPEI (Electronic Interbank Payment System) wire transfers, these shall be applied on their day of receipt, if received on a business day during business hours by 5:00 (five) p.m. Central Mexican Time on the day payment is due, or else the following bank-business day; and (iii) in the case of other types of wire transfer, no later than the following bank-business day. -----

**EIGHT.- <u>ORDER OF PRIORITY OF PAYMENTS</u>.** Repayments made by **THE BORROWER** shall be allocated by **THE BANK,** as far as possible, in the following order: ---

1. Court costs and expenses. ------------------------------------
2. Unpaid fees.------------------------------------------------------
3. Taxes and duties.-----------------------------------------------

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7. Capital por vencer.---------------------------------------------

Sin perjuicio de lo anterior, en caso de que **"EL BANCO"** aplique pagos en orden distinto a la prelación establecida en esta Cláusula, **"LA ACREDITADA"** acepta expresamente que ello no implicará en ningún caso que se extingue su obligación de pagar cualquier otro concepto que permanezca insoluto, ni el derecho del **"EL BANCO"** de hacer exigible el pago de dichas cantidades. ---------------

**NOVENA.-** **<u>OBLIGACIONES DE HACER Y NO HACER</u>.** Durante la vigencia del presente Contrato, **"LA ACREDITADA"** y las **"GARANTES"** deberán cumplir con las siguientes condiciones, salvo que exista dispensa previa y por escrito de **"EL BANCO"**: --------------------------------

**I.-** **I.-** De **"LA ACREDITADA"**: ---------------------------------

**<u>OBLIGACIONES DE HACER.</u>---------------------------------**

a) Proporcionar a **"EL BANCO"** Estados Financieros Internos con una antigüedad no mayor a **180 ciento ochenta días naturales**, en forma **semestral** dentro de los **60 sesenta días naturales** posteriores al cierre del **semestre**. --------------------------------------------------------

b) Entregar anualmente a **"EL BANCO"** Estados Financieros Internos al cierre de cada ejercicio fiscal y declaración anual del Impuesto Sobre la Renta dentro de los **120 ciento veinte días naturales** siguientes al cierre de cada ejercicio fiscal. En caso de contar con Estados Financieros Dictaminados o estar obligada a dictaminarlos conforme a la Legislación Aplicable, deberá proporcionar a **"EL BANCO"** Estados Financieros Dictaminados anuales dentro de los **210 doscientos diez días** naturales siguientes al cierre de cada ejercicio fiscal.------------------

c) Proporcionar a **"EL BANCO"** y/o a **"LA FUENTE DE FINANCIAMIENTO"** que intervenga en el presente crédito la información financiera, técnica, contable, legal o cualquier otra relacionada con su negociación o con el destino del crédito otorgado, que por escrito que le sea requerida. ---

d) Notificar a **"EL BANCO"** dentro de un plazo que no exceda de **15 quince días naturales** a partir de que haya tenido conocimiento de la existencia de cualquier litigio o procedimiento en su contra que afecte o pueda llegar afectar en forma substancial y adversa su situación financiera. ---------------------------------------------------------

e) Obtener todas las licencias y autorizaciones para cumplir con su actividad ordinaria, con este Contrato y con todas las leyes, normas y acuerdos aplicables emitidos por cualquier entidad gubernamental que le sean aplicables.-

4. Default interest --------------------------------------------------

5. Standard Interest.-----------------------------------------------

6. Overdue principal. ---------------------------------------------

7. Unmatured principal.--------------------------------------------

Notwithstanding the above, in the event **THE BANK** follows an order of priority in its allocation of the payments other than that specified in this Clause, **THE BORROWER** expressly agrees that this shall in no way imply an extinguishment of its obligation to pay any other outstanding amounts owed, nor of the right of **THE BANK** to require payment thereof. ------------------------------------------------

**NINE.-** **<u>POSITIVE AND NEGATIVE COVENANTS</u>.** Throughout the term of this Agreement, **THE BORROWER** and the **GUARANTORS** must comply with the following conditions, unless otherwise waived by **THE BANK** in writing: ----------------------------------------------------------

**I.-** On the part of **THE BORROWER**: --------------------------

**<u>POSITIVE COVENANTS</u> ------------------------------------------**

a) To provide **THE BANK** with **six-monthly** Internal Financial Statements no older than **180 (one hundred and eighty)** calendar days, within **60 (sixty) calendar days** of the end of the corresponding **six-month period**.-------------

b) To provide **THE BANK** with annual Internal Financial Statements at the end of each tax year and its annual Income Tax return within **120 (one hundred and twenty) calendar days** of the end of each tax year. If it has Audited Financial Statements or is required to audit these under applicable legislation, it shall provide **THE BANK** with annual Audited Financial Statements within **210 (two hundred and ten)** calendar days of the end of the tax year.

c) To provide **THE BANK** and/or **THE FUNDING SOURCE** involved in this line of credit with such financial, technical, accounting, legal and other information relating to its business or the use of the line of credit as are requested of it in writing.------------------------------------------------------------

d) To notify **THE BANK** within no more than **15 (fifteen calendar days** of its becoming aware of the existence of any litigation or proceeding brought against it that materially and adversely affects or could affect its financial position. --------

e) To obtain every license and authorization [required] for the performance of its normal activity and of this Agreement, and to comply with all relevant laws, regulations, and resolutions applicable to it issued by any government body.

f) To allow any personnel designated by **THE BANK** and/or **THE FUNDING SOURCE** involved in this line of

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f) Permitir el acceso al personal que **“EL BANCO”** y/o a **“LA FUENTE DE FINANCIAMIENTO”** que intervenga en el presente crédito designen, efectuar las visitas de inspección en horario normal de trabajo, así como proporcionarles información de la contabilidad, los documentos y datos que le soliciten en relación con la aplicación del crédito otorgado a **“LA ACREDITADA”** y con la ejecución de los proyectos y programas respectivos.-----------------------------------------

g) Cumplir en los proyectos que desarrolle el ordenamiento ecológico, la preservación, reestructuración y mejoramiento del ambiente; la protección de las áreas naturales y la flora y faunas silvestres y acuáticas; el aprovechamiento racional de los elementos naturales; la previsión y el control de la contaminación del aire, agua y suelos; así como las demás disposiciones previstas en la Ley General de Equilibrio Ecológico y Protección al Ambiente.---------------------------

**OBLIGACIONES DE NO HACER.-----------------------------**

a) Invertir en personas morales, nacionales y/o extranjeras, que no sean subsidiarias o afiliadas de **“LA ACREDITADA”** o no pertenezcan al mismo grupo de empresas, sin previa autorización de “**EL BANCO**”.-----------------------------------

b) Efectuar cualquier cambio sustancial en su administración que afecte el principio de negocio en marcha de **“LA ACREDITADA”,** sin previa autorización de “**EL BANCO**”. -----------------------------------------------------------

c) Otorgar obligaciones solidarias, fianzas, avales o cualquier tipo de garantías personales o reales, para garantizar obligaciones de terceros por montos superiores a $500’000,000.00 (QUINIENTOS MILLONES DE PESOS 00/100 MONEDA NACIONAL). ---------------------------------

d) Cambiar su objeto social o giro comercial, entrar en estado de disolución o liquidación.-----------------------------

**II.-** De las sociedades **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE; PILGRIM’S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** y **PILGRIM’S OPERACIONES LAGUNA**, **SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** como **“GARANTES”**: --------------------------------------------

**OBLIGACIONES DE HACER.----------------------------------**

a) Proporcionar a **“EL BANCO”** Estados Financieros Internos con una antigüedad no mayor a **180 ciento ochenta días naturales**, en forma **semestral** dentro de los credit to carry out inspection visits during normal business hours, and provide these with such accounting information, documents, and data as may be requested thereby in relation to the use of the line of credit granted to **THE BORROWER** and to the execution of the respective projects and programs. --------------------------------------------------------

g) To comply, in the projects it undertakes, with all environmental laws; environmental conservation, restructuring, and improvement; the protection of natural areas and wild and aquatic flora and fauna; the rational use of natural elements; air, water, and soil pollution forecasting and control, as well as all other provisions of the Ecological Balance and Environmental Protection Act [*Ley General de Equilibrio Ecológico y Protección al Ambiente*]. ---------------

**NEGATIVE COVENANTS------------------------------------------**

a) To not invest in any legal entity, be it Mexican and/or foreign, that is not a subsidiary or affiliate of **THE BORROWER** or not a member of the same group of companies, without prior authorization from **THE BANK**.----

b) To not make any material change in its administration that might affect the going concern principle of **THE BORROWER**, without prior authorization from **THE BANK**.

c) To not enter into or execute any joint and several suretyship, bond, guarantee by endorsement or any other kind of personal guaranty or security interest to secure third-party obligations for amounts greater than MXN 500,000,000.00 (FIVE HUNDRED MILLION MEXICAN PESOS AND ZERO MEXICAN CENTS).-----------------------

d) To not change either its corporate purpose or line of business, nor commence any dissolution or liquidation process. ------------------------------------------------------------------

**II.-** On the part of the companies **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE; PILGRIM’S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** and **PILGRIM’S OPERACIONES LAGUNA**, **SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** as **GUARANTORS.** ---------------------------------

**POSITIVE COVENANTS ------------------------------------------**

a) To provide **THE BANK** with **six-monthly** Internal Financial Statements no older than **180 (one hundred and eighty) calendar days**, within **60 (sixty) calendar days** of the end of the corresponding **six-month period.**-------------

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**60 sesenta días naturales** posteriores al cierre del **semestre**. ------------------------------------------------------------

b) Entregar anualmente a **"EL BANCO"** Estados Financieros Internos al cierre de cada ejercicio fiscal y declaración anual del Impuesto Sobre la Renta dentro de los **120 ciento veinte días naturales** siguientes al cierre de cada ejercicio fiscal. En caso de contar con Estados Financieros Dictaminados o estar obligada a dictaminarlos conforme a la Legislación Aplicable, deberá proporcionar a **"EL BANCO"** Estados Financieros Dictaminados anuales dentro de los **210 doscientos diez días** naturales siguientes al cierre de cada ejercicio fiscal.-------------------

**DÉCIMA.- RESTRICCIÓN Y DENUNCIA.** En los términos del artículo 294 doscientos noventa y cuatro de la Ley General de Títulos y Operaciones de Crédito, **"EL BANCO"** se reserva el derecho de restringir el plazo de disposición o el plazo para amortizar las cantidades no dispuestas o el importe del crédito abierto o ambos a la vez o denunciar el presente Contrato, mediante simple comunicación escrita dirigida a **"LA ACREDITADA"**, para lo cual ésta expresa su conformidad, en cuyo caso se extinguirá el crédito en la parte no dispuesta. En caso de que el importe del crédito se restrinja, **"LA ACREDITADA"** no podrá disponer del resto del capital según lo establecido en este Contrato. ----------

**DÉCIMA PRIMERA.- VIGILANCIA. "EL BANCO"** y/o cualquier institución u organismo internacional del crédito que haya intervenido en el financiamiento, tendrán durante toda la vigencia del crédito el derecho de designar a un supervisor que cuide el exacto cumplimiento de las obligaciones de **"LA ACREDITADA"**, principalmente en lo que se refiere a la inversión de fondos, del debido funcionamiento de la empresa y, en su caso, del cuidado y conservación de las garantías otorgadas.---------------------

**DÉCIMA SEGUNDA.- CESIÓN O DESCUENTO. "LA ACREDITADA"** y las **"GARANTES"** desde este momento facultan de manera expresa e irrevocable a **"EL BANCO"**, conforme el artículo 299 doscientos noventa y nueve de la Ley General de Títulos y Operaciones de Crédito, para ceder o descontar, total o parcialmente, aún antes del vencimiento del presente Contrato o de las disposiciones que se realicen al amparo del mismo, los derechos en su favor derivados del mismo, inclusive antes o después de dispuesto el crédito y, en su caso, de cualquier título que documente las disposiciones del mismo, sin necesidad de previo aviso o consentimiento de su parte, autorizando

b) To provide **THE BANK** with annual Internal Financial Statements at the end of each tax year and its annual Income Tax return within **120 (one hundred and twenty) calendar days** of the end of each tax year. If it has Audited Financial Statements or is required to audit these under applicable legislation, it shall provide **THE BANK** with annual Audited Financial Statements within **210 (two hundred and ten) calendar days** of the end of the tax year.

**TEN.- LIMITATION AND UNILATERAL TERMINATION.** Pursuant to Article 294 (two hundred and ninety-four) of the Negotiable Instruments and Credit Transactions Act [*Ley General de Títulos y Operaciones de Crédito*], **THE BANK** reserves the right to limit the drawdown term or the term for repaying undrawn amounts or the amount of the open line of credit or both or to unilaterally terminate this Agreement, upon simple written notice to **THE BORROWER**, **THE BORROWER** hereby declaring its agreement therewith, in which event the undrawn portion of the line of credit shall be extinguished. In the event of a limit being placed on the line of credit, **THE BORROWER** shall not be entitled to draw the remaining principal as provided herein. --------------------------

**ELEVEN.- OVERSIGHT.** Throughout the term of the line of credit, **THE BANK** and/or any international credit institution or agency involved in the financing shall be entitled to appoint a supervisor to oversee the proper performance of the obligations of **THE BORROWER**, primarily in regard to the investment of funds, the proper functioning of the company, and, where applicable, the care and preservation of the guarantees provided. -----------------------------------------

**TWELVE.- ASSIGNMENT OR DISCOUNTING. THE BORROWER** and the **GUARANTORS** henceforth expressly and irrevocably authorize **THE BANK**, pursuant to Article 299 (two hundred and ninety-nine) of the Negotiable Instruments and Credit Transactions Act, to assign or discount, in whole or in part, including prior to the expiration of this Agreement or maturity of the drawdowns made hereunder, the fees payable thereto as a result hereof, including prior or subsequent to drawdowns being made on the line of credit and, where applicable, on any negotiable instrument used for that purpose, with no prior notice or consent on its part being required, and hereby authorize the syndication thereof. The assignment or discounting of this Agreement or of the drawdowns made hereunder shall be effective upon receipt of notice by **THE BORROWER** and the **GUARANTORS** pursuant to the provisions of Article 390

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| inclusive su sindicación. La cesión o descuento del presente Contrato o de las disposiciones que se realicen al amparo del mismo, surtirá efectos una vez que se realice la notificación a "**LA ACREDITADA**" y a los "**GARANTES**" de conformidad con los dispuesto por el artículo 390 trescientos noventa del Código de Comercio e incluirá todos los derechos accesorios, como la fianza, obligación solidaria, hipoteca, prenda, fuente de pago o privilegio especial que le correspondan. En caso de que fuera necesario, **"LA ACREDITADA"** y las **"GARANTES"** se comprometen a realizar los actos necesarios para darle la formalidad requerida a dicha cesión o descuento. ---------- | (three hundred and ninety) of the Code of Commerce, and shall include any ancillary rights such as bonds, joint and several obligations, mortgages, pledges, sources of payment or special privileges corresponding thereto. If necessary, **THE BORROWER** and the **GUARANTORS** agree to execute such instruments as are necessary to formalize said assignment or discounting. ---------------------- |
| **DÉCIMA TERCERA.- <u>CAUSAS DE VENCIMIENTO ANTICIPADO</u>.** Ambas partes aceptan que el presente Contrato se dará por vencido anticipadamente y el crédito dispuesto será exigible de inmediato en su totalidad más sus accesorios legales, en cualquiera de los siguientes casos: ------------------------------------------------------------- | **THIRTEEN.- <u>GROUNDS FOR ACCELERATED MATURITY.</u>** Both parties agree that this Agreement shall be terminated prematurely and all drawdown obligations and financing and other charges become immediately due and payable in the event of any of the following: -------------------- |
| a) Si **"LA ACREDITADA"** deja de pagar oportunamente una o más de las amortizaciones de capital y/o intereses y/o comisiones, establecidos en el presente Contrato y en cualquier título en que se documenten. ----------------------- | a) If **THE BORROWER** fails to make one or more of the payments of principal and/or interest and/or fees specified herein or in any negotiable instrument documenting the same, when due. ---------------------------------------------------- |
| b) Si **"LA ACREDITADA"** y/o las **"GARANTES"** no cumplen con cualesquiera de las obligaciones de hacer y no hacer a que se refiere el presente Contrato. ---------------- | b) If **THE BORROWER** and/or the **GUARANTORS** fail to comply with any of the positive or negative covenants referred to herein. ---------------------------------------------------- |
| c) Si **"LA ACREDITADA"** admite por escrito o por cualquier otro medio su incapacidad para pagar sus deudas o solicita la suspensión de pagos, quiebra o concurso o se entabla cualquiera de dichos procedimientos en su contra.- | c) If **THE BORROWER** admits, in writing or otherwise, that it is unable to pay its debts, or requests suspension of payments or commences bankruptcy or reorganization proceedings, or any such proceeding is filed against it. ------ |
| d) Si el importe del crédito no es empleado por **"LA ACREDITADA"** precisamente en los fines estipulados en este Contrato, desviando parcial o totalmente dichos recursos con otro propósito. ------------------------------------ | d) If the funds drawn down hereunder are not used by **THE BORROWER** for the precise purposes specified herein and instead used, either in whole or in part, for any other purpose. ------------------------------------------------------------------ |
| e) Si **"LA ACREDITADA"** deja de pagar sin causa justificada cualquier adeudo de tipo fiscal, aportaciones, pagos o cuotas obrero - patronales. --------------------------- | e) If **THE BORROWER** fails to cover, without cause, any employer tax liability, contributions, worker-employer payments or dues. ---------------------------------------------------- |
| f) Si **"LA ACREDITADA"** abandona la administración de su negociación o no la atiende con el debido cuidado y eficiencia. ------------------------------------------------------------ | f) If **THE BORROWER** abandons the administration of its business or fails to attend to it with the level of care and efficiency required.---------------------------------------------------- |
| g) Si alguna información o declaración que se proporcione en ocasiones futuras o bien, que haya sido dada a conocer con motivo del presente Contrato, es incorrecta o falsa y afectase substancialmente la evaluación del riesgo. ------- | g) If any information or statement provided heretofore or in connection with this Agreement is incorrect or false and materially affects the risk assessment. -------------------------- |
| | h) If **THE BORROWER** changes its corporate purpose or line of business, commences any dissolution or liquidation |

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h) Si **"LA ACREDITADA"** cambia su objeto social o giro comercial, entra en estado de disolución, liquidación, se fusiona o escinde con otra sociedad.--------------------------

i) Si **"LA ACREDITADA"** y/o las **"GARANTES"** establecen por cualquier causa procedimiento judicial o administrativo en contra de **"EL BANCO"**. ------------------

j) Si en cualquier tiempo y por cualquier motivo se denuncia el Contrato en los términos previstos. ------------

k) Si se presentan conflictos de carácter laboral o situaciones de cualquier índole que afecten el buen funcionamiento de la negociación o menoscaben las garantías otorgadas.---------------------------------------------

l) Si se da por vencido anticipadamente cualquier otro crédito otorgado por **"EL BANCO"** u otorgado por cualquier otro acreedor a **"LA ACREDITADA"**.------------------------

m) Si **"LA ACREDITADA"** llegare a tener algún adeudo vencido, por cualquier tipo de crédito con **"EL BANCO"**.-

n) En general, en cualquier caso de incumplimiento de las obligaciones contraídas por medio del presente instrumento y en todos los demás casos que conforme a la Ley deban darse por vencidas dichas obligaciones. ---------------------

**DÉCIMA CUARTA.-** **<u>LEYES APLICABLES, JURISDICCIÓN Y PROCEDIMIENTO JUDICIAL</u>**. Para el conocimiento de cualquier controversia que se llegare a suscitar con motivo de la interpretación, cumplimiento y ejecución del presente Contrato, las partes se estarán a lo dispuesto por la Ley de Instituciones de Crédito, la Ley General de Títulos y Operaciones de Crédito y demás Leyes aplicables. Asimismo, en caso de proceder judicialmente las partes contratantes renuncian expresamente a cualquier jurisdicción que pudiera corresponderles por razón territorial y se someten a la competencia de los Tribunales radicados en la Ciudad de **Querétaro, Estado de Querétaro.** Los gastos y honorarios que se originen con motivo del trámite judicial serán a cargo de **"LA ACREDITADA"**.-------------

De conformidad con el artículo 1055 bis mil cincuenta y cinco bis del Código de Comercio, **"EL BANCO"** se reserva la facultad de obtener el cobro de los saldos a cargo de **"LA ACREDITADA"** ejercitando la vía ejecutiva mercantil o la que en su caso corresponda sin sujeción de orden, en la inteligencia de que si se sigue dicha vía ejecutiva, **"EL BANCO"** podrá señalar bienes suficientes para embargo sin sujetarse al orden que establece el artículo 1,395 mil trescientos noventa y cinco del Código de Comercio, tomando en cuenta además que en ningún caso podrán **"LA**

process, or merges with or spins off from another corporation.-------------------------------------------------------------

i) If, for any reason, **THE BORROWER** and/or the **GUARANTORS** commence any legal or administrative proceeding against **THE BANK.** ---------------------------------

j) If at any time or for any reason this Agreement is unilaterally terminated as provided. ------------------------------

k) In the event of any labor dispute or any other situation that affects the proper functioning of the business or impairs the guarantees provided.-------------------------------------------

l) If any other loan granted to **THE BORROWER** by **THE BANK** or any other lender is called in before maturity.-------

m) If **THE BORROWER** fails to make any payment when due on any loan from **THE BANK.** -------------------------------

n) In general, in the event of any non-performance of the obligations hereunder and in all other cases where under law such obligations become immediately due. ----------------

**FOURTEEN.-** **<u>APPLICABLE LAW, JURISDICTION, AND LEGAL PROCEEDINGS</u>**. In regard to any dispute arising in connection with the construction, performance, and execution of this Agreement, the parties shall abide by the provisions of the Credit Institutions Act [*Ley de Instituciones de Crédito*], the Negotiable Instruments and Credit Transactions Act [ *Ley General de Títulos y Operaciones de Crédito*], and other applicable legislation. Similarly, if such matter goes to court, the parties hereby expressly waive any [other] jurisdiction that may be applicable to them by reason of territory and submit to the competence of the Courts of the city of **Querétaro, State of Querétaro.** All fees and costs incurred in connection with the judicial proceeding shall be borne by **THE BORROWER.** ---------------------------

Pursuant to Article 1,055 bis (one thousand and fifty-five bis) of the Code of Commerce, **THE BANK** reserves the right to collect any balances owed by **THE BORROWER** by filing, in no specific order, either an expedited commercial enforcement action or other applicable action, as applicable, in the understanding that if it chooses the former, **THE BANK** shall be entitled to specify sufficient property to attach, irrespective of the order specified in Article 1,395 (one thousand three hundred and ninety-five) of the Code of Commerce, taking into account that under no circumstances

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| **ACREDITADA"** y las **"GARANTES"** ser nombrada(os) como depositaria(os) de los bienes, pudiendo en cambio el depositario nombrado por **"EL BANCO"** tomar posesión sin necesidad de otorgar fianza. Asimismo, se conviene expresamente que el ejercicio de alguna de estas acciones no implicará la pérdida de la otra y que todas las que competan a **"EL BANCO"** permanecerán íntegras en tanto no sea liquidada la totalidad del crédito y sus accesorios a cargo de **"LA ACREDITADA"**, conservando las garantías constituidas y su preferencia, aun cuando los bienes gravados sean señalados para la práctica de la ejecución.- | may **THE BORROWER** and the **GUARANTORS** be appointed as bailee(s) of the property, and instead the bailee appointed by **THE BANK** may take possession thereof with no bond being required. Similarly, it is expressly agreed that the exercise of either of these actions shall not imply the loss [of the right to bring] the other and all those [actions] open to **THE BANK** shall remain available thereto in their entirety until such time as the full amount of the line of credit and related sums owed by **THE BORROWER** have been paid in full, and **THE BANK** shall keep any security interest created and preferential [lien], even when the encumbered property has been marked for the purposes of the enforcement.------ |
| **DÉCIMA QUINTA.- <u>DOMICILIOS.</u>** Para todos los efectos judiciales y extrajudiciales las partes señalan como sus domicilios para los efectos del presente Contrato los siguientes:---------------------------------------------------------- | **FIFTEEN.- <u>ADDRESSES.</u>** For all judicial and extrajudicial purposes in connection with this Agreement, the parties specify the following: ------------------------------------------------ |
| **"EL BANCO": Boulevard Bernardo Quintana número 138 ciento treinta y ocho, esquina Tabacaleros, Colonia Carretas, código postal 76050 setenta y seis mil cincuenta, en Querétaro, Querétaro. ------------------------** | **THE BANK: Boulevard Bernardo Quintana 138 (one hundred and thirty-eight), esquina Tabacaleros, Colonia Carretas, C.P. 76050 (seventy-six thousand and fifty), Querétaro, Querétaro.-----------------------------------------------** |
| **"LA ACREDITADA": Privada de los Industriales número 115 ciento quince, Fraccionamiento Jurica, código postal 76100 setenta y seis mil cien, en Querétaro, Querétaro. ----------------------------------------------------------** | **THE BORROWER: Privada de los Industriales 115 (one hundred and fifteen), Fraccionamiento Jurica, C.P. 76100 (seventy-six thousand one hundred), Querétaro, Querétaro. -------------------------------------------------------------** |
| **LAS "GARANTES":-----------------------------------------------** | **THE GUARANTORS: ----------------------------------------------** |
| **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Privada de los Industriales número 115 ciento quince, Fraccionamiento Jurica, código postal 76100 setenta y seis mil cien, en Querétaro, Querétaro. -------------------------------------------** | **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Privada de los Industriales 115 (one hundred and fifteen), Fraccionamiento Jurica, C.P. 76100 (seventy-six thousand one hundred), Querétaro, Querétaro. -------------------------------------------------------------** |
| **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Privada de los Industriales número 115 ciento quince, Fraccionamiento Jurica, código postal 76100 setenta y seis mil cien, en Querétaro, Querétaro. -------------------** | **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Privada de los Industriales 115 (one hundred and fifteen), Fraccionamiento Jurica, C.P. 76100 (seventy-six thousand one hundred), Querétaro, Querétaro.------------** |
| **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Calle Valle de Guadiana número 294 doscientos noventa y cuatro, Cuatro Ciénegas, Zona Industrial Centro, código postal 35078 treinta y cinco mil setenta y ocho, en Gómez Palacio, Durango. -------** | **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE: Calle Valle de Guadiana 294 (two hundred and ninety-four), Cuatro Ciénegas, Zona Industrial Centro, C.P. 35078 (thirty-five thousand and seventy-eight), Gómez Palacio, Durango.-------------------------------** |
| Mientras **"LA ACREDITADA"** y/o las **"GARANTES"** no notifiquen por escrito a **"EL BANCO"** el cambio de su respectivo domicilio, los emplazamientos y demás | Until such time as **THE BORROWER** and/or the **GUARANTORS** notify **THE BANK** in writing of any respective change of address, all service of process and |

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| diligencias judiciales o extrajudiciales se practicarán en el domicilio señalado en la presente Cláusula.----------------- | extrajudicial notices shall be made and delivered to the address listed in this clause. --------------------------------------- |
| **DÉCIMA SEXTA.- <u>TÍTULO EJECUTIVO.</u>** Las partes convienen que en caso de ejecución forzosa, el presente Contrato junto con la certificación del contador facultado de **"EL BANCO"** harán prueba plena en juicio y llevarán aparejada ejecución, conforme al artículo 68 sesenta y ocho de la Ley de Instituciones de Crédito. ------------------------- | **SIXTEEN.- <u>WRIT OF EXECUTION.</u>** The parties agree that in the event of specific performance, this Agreement and the certification by the authorized accountant of **THE BANK** will serve as conclusive evidence in court and entail enforcement, pursuant to Article 68 (sixty-eight) of the Credit Institutions Act. ------------------------------------------------------- |
| **DÉCIMA SÉPTIMA.- <u>GASTOS</u>. "LA ACREDITADA"** se obliga a pagar todos los derechos, gastos, honorarios e impuestos que se originen con motivo de la celebración de este Contrato, de su formalización y, en su caso, de su inscripción en el Registro Público de la Propiedad y del Comercio, los de su cancelación, así como los efectuados por cobranza extrajudicial o judicial. --------------------------- - | **SEVENTEEN.- <u>COSTS</u>. THE BORROWER** undertakes to pay all professional and other fees, costs, and taxes arising in connection herewith, with its formalization, and, where applicable, its registration in the Public Register of Property and Commerce, its cancellation, as well as any paid in connection with out-of-court or judicial collection. ------------- |
| **DÉCIMA OCTAVA.- <u>CASO FORTUITO</u>. "LA ACREDITADA"** y/o las **"GARANTES"** se obligan al cumplimiento del presente Contrato aún en caso fortuito o de fuerza mayor en términos del artículo 2,111 dos mil ciento once del Código Civil para el Distrito Federal y sus correlativos de los Códigos Civiles de los Estados de toda la República Mexicana. ------------------------------------------- | **EIGHTEEN.- <u>ACTS OF GOD.</u> THE BORROWER** and/or the **GUARANTORS** agree to comply with this Agreement even in the event of an Act of God or force majeure pursuant to Article 2111 (two thousand one hundred and eleven) of the Civil Code of Mexico City and its correlatives of the Civil Codes of every state in Mexico. ------------------------------------ |
| **DÉCIMA NOVENA.- <u>FIANZA</u>.** Como garantía del cumplimiento de todas y cada una de las obligaciones derivadas de este Contrato, de la Ley o de resoluciones judiciales dictadas en favor de **"EL BANCO"** a cargo de **"LA ACREDITADA"**, en este acto la empresa denominada **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** a través de su representante legal, la empresa denominada **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** a través de su representante legal y la empresa denominada **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** a través de su representante legal; en su carácter de **"GARANTES"** manifiestan su absoluta conformidad en constituirse como constituirse como **"FIADORAS"** en favor de **"LA ACREDITADA"**, garantizando, cada uno de ellos en lo individual, de manera absoluta, solidaria e incondicional el pago total del crédito dispuesto por ella a su vencimiento, así como las demás obligaciones contraídas por **"LA ACREDITADA"** conforme al presente contrato, de conformidad con lo dispuesto por el artículo 2,794 dos mil setecientos noventa y cuatro y 2827 dos mil ochocientos | **NINETEEN.- <u>GUARANTEE</u>.** To guarantee the performance of each and every obligation arising herefrom, under law or pursuant to judicial rulings against **THE BORROWER** in favor of **THE BANK,** the company **COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** through its legal representative, the company **PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** through its legal representative, and the company **PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE** through its legal representative, in their capacity as **GUARANTORS**, hereby declare their full agreement to act as **SURETIES** for **THE BORROWER**, and hereby guarantee, each severally, absolutely, jointly, and unconditionally, full payment upon maturity of the full amount drawn by **THE BORROWER** on the line of credit, as well as all other obligations of **THE BORROWER** hereunder, pursuant to the provisions of Article 2794 (two thousand seven hundred and ninety-four) and 2827 (two thousand eight hundred and twenty-seven) of the Federal Civil Code, as well as the correlatives of the Civil Code of any Mexican state. The **SURETIES hereby waive their right to have all** |

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| veintisiete del Código Civil Federal y sus correlativos del Código Civil de cualquier Estado de la República. Los **"FIADORES", renuncian en este acto a los beneficios de orden y excusión** que les correspondan, de conformidad a lo señalado en los artículos 2,814 dos mil ochocientos catorce al 2,823 dos mil ochocientos veintitrés del Código Civil Federal y demás relativos aplicables, así como sus correlativos del Código Civil de cualquier Estado de la República Mexicana. ---------------------------------------------- | **remedies first exhausted against the principal and to force the creditor to sue the principal debtor first**, pursuant to Articles 2814 (two thousand eight hundred and fourteen) to 2823 (two thousand eight hundred and twenty-three) of the Federal Civil Code and other applicable articles, as well as the correlatives of the Civil Code of any state in Mexico. ------------------------------------------------------------------ |
| **VIGÉSIMA.- <u>TRADUCCIÓN</u>** El presente Contrato se firma en español e inglés. En caso de controversia en su interpretación y aplicación, incluso en caso de controversia judicial, prevaleceré la versión en español, toda vez que la versión en inglés es para fines informativos de **"LA ACREDITADA". --------------------------------------------------** | **TWENTY.- <u>TRANSLATION</u>**. This agreement shall be executed in Spanish and English. In the event of any controversy regarding its construction or application, including any legal dispute, the Spanish version shall prevail, the English version being purely for information purposes for the convenience of **THE BORROWER.---------** |
| **LEÍDO QUE FUE EL PRESENTE CONTRATO Y ENTERADAS LAS PARTES DE SU CONTENIDO Y ALCANCE LEGAL, LO FIRMAN PARA CONSTANCIA POR TRIPLICADO AL CALCE Y AL MARGEN, EN LA CIUDAD DE SANTIAGO DE QUERÉTARO, ESTADO DE QUERÉTARO EN FECHA _____ _______ DE DICIEMBRE DE 2018 DOS MIL DIECIOCHO.-------------------------------** | **HAVING READ THIS AGREEMENT AND INFORMED AS TO ITS CONTENTS AND LEGAL SCOPE, THE PARTIES SIGN BELOW AND IN THE MARGIN FOR THE RECORD, IN TRIPLICATE, IN THE CITY OF SANTIAGO DE QUERÉTARO, [IN THE] STATE OF QUERÉTARO, ON DECEMBER 14, 2018. ----------------------------------------------** |

**/s/ Julio Cesar Molina Villa**

**BANCO DEL BAJÍO, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE**
**JULIO CESAR MOLINA VILLA**

**/s/ Hector Rene Duran Mantilla**

**AVICOLA PILGRIM'S PRIDE DE MÉXICO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**
**HÉCTOR RENÉ DURÁN MANTILLA**

**/s/ Hector Rene Duran Mantilla**

**COMERCIALIZADORA DE CARNES DE MÉXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**
**HÉCTOR RENÉ DURÁN MANTILLA**

**/s/ Hector Rene Duran Mantilla**

**PILGRIM'S PRIDE, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**
**HÉCTOR RENÉ DURÁN MANTILLA**

**/s/ Hector Rene Duran Mantilla**

**PILGRIM'S OPERACIONES LAGUNA, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**
**REPRESENTADA POR**
**HÉCTOR RENÉ DURÁN MANTILLA**

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